Aspen Bio Pharma

NASDAQ CM: APPY



Novel Human Diagnostics & Animal Pharma

October 2008



Safe Harbor Statement

Certain statements made in this presentation include historical information and forward looking actions that AspenBio Pharma anticipates based on certain assumptions. These statements are indicated by words such as "expect", "anticipate", "should" and similar words are indicating uncertainty in facts, figures and outcomes. While AspenBio Pharma believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such statements will prove to be correct. The risks associated with the company are detailed in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 and other reports filed by the Company with the Securities and Exchange Commission.



AspenBio Pharma Overview

- Emerging Bio-pharmaceutical company with several late-stage products across two market segments: **human & animal**
- Breakthrough Human Appendicitis Blood Test System
- Introducing new class of animal fertility drugs & tests using patented & **potentially dominant** Recombinant DNA reproduction technology



Specialized Scientific Focus

- Created highly specialized methods / diagnostic tests to purify proteins (hormones) from **human pituitary tissues**
- Discovered the "world's first" highly accurate blood markers (proteins) from **appendicitis tissues / blood samples**
- Creating a portfolio of the **"world's first" single-chain** recombinant (hormone) **drugs** for animals

Human Diagnostics









The Human Appendix & Appendicitis


Appendix

- The **appendix** is a 3 1/2-inch-long tube of tissue that extends from the large intestine.
- It contains specialized tissue that can produce antibodies. Also believed to grow and protect digestive bacteria.
- **Appendicitis** is an inflammation of the appendix, a medical emergency that requires prompt surgery to remove.
- Left untreated, an inflamed appendix will eventually burst or "perforate," spilling infectious materials into the abdominal cavity.
- This can lead to peritonitis, a serious inflammation of the abdominal cavity that can be fatal unless treated quickly with strong antibiotics.



Appendicitis Market Overview

- **6,000,000** patients in U.S. enter ER annually with abdominal pain resulting in **700,000 appendicitis surgeries** performed annually
- **1 in 7** removed surgically are later determined to be normal
- **100,000 patients annually not diagnosed in time,** resulting in **life-threatening** perforated appendix & emergency surgery
- Women have **twice** as many appendectomies as men, with only about half the number of cases of confirmed appendicitis
- U.S. Hospital charges for negative appendectomy: **$1.5B+** annually
- CT scans considered best diagnostic method currently available
- Need to reduce expense & radiation exposure of unnecessary CTs



An Unmet Medical Need

Major issues surround high number of CT Scans:

- **Expensive & Time Consuming**
- **Error rates 15% - 40%**
- Especially **difficult in children/young adults** due to low body fat
- **Radiation exposure** creates serious health concerns
- **Difficult to diagnose in women** due to gynecological issues
- Graff, et al 12 hospital study: Average 18% of patients were mis-diagnosed and sent home **with** appendicitis (False Negatives)
- 15% - 20% of surgeries **remove a normal appendix** (False Positive)
- 30% of all surgery cases are perforations (already burst)



New England Journal of Medicine

357;22, Nov 29,2007

Dr. David J. Brenner et al, Center for Radiological Research, Columbia Univ.

- "There is considerable literature questioning the use of CT… particularly its use as the primary diagnostic tool for acute appendicitis in children..."
- "1991 - 1996: "**0.4% of all cancers** in US may be attributable to the radiation from CT (**1 in 200**) ....adjusting for current CT use: **1.5 to 2% of all cancers (1 in 50).**"
- "Straw poll of pediatric radiologists suggest perhaps **1/3rd of CT studies** could be replaced by alternative approaches ."



The Solution: AppyScore™

- **AppyScore** is a **unique,** specialized assay test that detects a marker in the **blood** associated with **acute appendicitis**
- **World's first & only effective appendicitis screen test** for patients entering Emergency Room/Urgent Care facility complaining of abdominal pain
- Marker demonstrates a linear (or direct) correlation to the histopathologic severity of appendicitis
- Helps guide physician in determining whether a CT scan is required and helps determine patient's level of risk for acute appendicitis



AppyScore™ Key Benefits

- Inexpensive, safe & easy blood test:
  - **Faster** than CT Scan: results in approx. 45 min. vs. a few hours
  - **Fraction of the cost** of CT Scan (est., US)
- Improve standard of care.
  - Reduces risk of being sent home with acute appendicitis
  - High level of confidence if test is negative
- Shown to reduce both unnecessary surgeries and number of non-appendicitis CTs.
- Improves diagnostic accuracy in **women, children & young adults**
- Mitigates one of most litigated areas in medicine



AppyScore™ Grading

Actual Cross Section of Appendix tissue shows Grades 1 thru 4


1
2
3
4
Grade 2 clearly shows the early stage of infection
By Grade 4, infection is severe



2007 Clinical Test Results*

- First-generation triage test shown to be highly effective in identifying patients with acute appendicitis in several research trials involving several hundred patients
- 400+ patient, multi-hospital trial demonstrated very high **98%** sensitivity level; Correctly identified:
  - **95 of 97** patients with pathology confirmed appendicitis
  - 7 of 12 unnecessary surgeries (**58%**)
  - High ability to rule out appendicitis could have prevented **42%** of CT scans of patients that did not have appendicitis
- AppyScore especially accurate in patients **age 30 and under**, which is the age group most commonly afflicted with appendicitis.

* Historical trial results may or may not reflect future trials results.



2008 FDA Clinical Trial Underway

- 800 patient clinical trial commenced June 2008 under FDA IVD 510(k) pathway
- Designed to determine clinical accuracy & usefulness, & support "intended use statement" to aid in diagnosis of appendicitis
- Independent, multi-center, blind clinical trial focused on ER patients with chief complaint of abdominal pain
- Includes large children's hospital
- Managed by highly-qualified Contract Research Organization ("CRO")
- Key endpoints: sensitivity, specificity, negative predictive value, positive predictive value & appendicitis prevalence



AppyScreen™

- AppyScreen is a unique quantitative screening test for use in **physician's office's and urgent care facilities**
- Designed to help **primary care doctor** to quickly screen and identify potential appendicitis patients, particularly children & young adults
- Rapid 15 minute test comprised of a cassette with a quantitative reader
- AppyScreen in development and its submission to FDA expected to follow AppyScore's submission and anticipated approval



AppyScore™ + AppyScreen™

3 Tests in Product Pipeline

1. 45 min - **Lab ELISA** (micro-titer plate system)
   - First FDA 510k clearance expected early 2009.
2. 15 min - **Cassette + Quantitative Reader**
   - Second FDA 510k clearance - using own predicate.
3. 15 min - **Stand Alone Disposable POC**
   - Third FDA 510k clearance – using own predicate.



AppyScore™ US Market Potential

Assume 20% of 6 million "abdominal pain" cases annually:

1.2 million patients x $200* (est.) per AppyScore test (gross sales est.)

= $240M Annual Gross Revenue – U.S. alone

"Standard of Care" – Strategy (highly accurate)

Assume 40% of 6 million U.S. cases given test:

2.4 million patients x $200* (est.) per test

= $480M Annual Gross Revenue – U.S. alone

*Actual price yet to be determined, pending market adoption/penetration considerations



Human Diagnostics Pipeline/Timeline

Product	R&D	Pre-FDA Clinical Testing	FDA Pre-IDE Response	Secure GMP Manufact-urer	Clinical Testing for FDA 510(k)	File FDA	FDA Approval	Marketing Partner; Commercialization
AppyScore	✓	✓ 470+ patient study Sept 07	✓ Received 510(k) go-ahead from FDA Nov 07	✓	800 patient study begun Jun 08	Est. **Early Q1 2009**	Est. **Q1-Q2 2009**	**2009**
AppyScreen	Clinical Tests & Product Develop-ment		To follow AppyScore FDA 510(k) Approval				Est. **2009**	**2009**

Note: These are preliminary estimates which maybe impacted by events beyond the control of AspenBio Pharma

Animal Health Care







Animal Pharma Segment

- Substantial **untapped** market, economically driven
- Virtually all livestock species worldwide require **reproduction improvement**
- R & D and FDA approval process for animal products typically less costly & time-consuming than human drugs, i.e., approximately 36 months
- Limited market competition, especially compared to human pharma market



Strong Growth in Animal Pharma

Animal therapeutics & diagnostics: From $15.6B in 2003 to $19.6B by 2008, or up 26%


Source: BCC
$20B
$15B
$10B
$5B
$0B
Billions
'01 '02 '03 '04 '05 '06 '07 '08
Diagnostics
Therapeutics

Top Animal Pharma

Annual Sales (est.)

MERIAL	NOVARTIS ANIMAL HEALTH
$2.2B	$1.0B
Pfizer	Wyeth
$2.2B	$936M
intervet	Schering-Plough
$1.7B	$910M



Why are AspenBio rDNA Hormones better?

AspenBio rDNA vs. Conventional (animal derived)

- More potent + active at a lower dose
- More stable + longer half-life
- No disease vector risk + non-immunogenic
- Key to efficacy + worldwide BSE (Mad cow) benefit
- Long patent protection period
- Less expensive to produce(Outsource to World Class mfg)
- No known competing recombinant technology



Problem: Low Cow Pregnancy Rates

- 9 Million dairy cattle in U.S. (125M worldwide)
- Cows need to be pregnant in order to produce milk
- Dairy cows bred year-round via AI (Artificial Insemination)
- Breed 100 dairy cows (avg.) and **only ~30%** pregnant 30-45 days later – much room for improvement (used to be 80%+)
- Repeat breeding costs $42 - $105 per cow
- Wastes critical time, money, and productivity
  - Est. as many as 20M AI attempts in US annually
  - Cows culled due to poor reproduction: $1.2B annually



Solution #1: BoviPure LH™(bLH)

- Drug given 5 days after AI to help maintain pregnancy
- Field trials indicate BoviPure LH could improve pregnancy rates by 20-50%*
- 20M AI Attempts @ $10 dose = **$200M** gross annual US market potential
- Modest 20% adoption = **$40M** gross annual US market
- **$80M** annual US Market gross sales potential within 24 months post-FDA approval and launch

*Also, J Anim Sci. 2001 Nov;79(11):2881-94. Dr. Kevin McSweeney, unpublished data.



Major Development/Marketing Partner

NOVARTIS
ANIMAL HEALTH

www.ah.novartis.com

- April 2, 2008, AspenBio signed long-term exclusive license & commercialization agreement with Novartis Animal Health for development/launch for **BoviPure LH** & **BoviPure FSH**
- Significant cash payment, commitment to pursue worldwide markets, funding 65% of development costs, directing all development and launch planning. Plus achieved significant royalty payments.
- Novartis Animal Health is present in 40 countries, employs 2,700 people worldwide, and has estimated sales of $1B.
- NAH is unit of Novartis AG (NYSE:NVS).



Potential Market & Revenue Estimates

Late-Stage Product	Type	Global Market Size, est.	Initial Annual Revenue, est.
AppyScore™ AppyScreen™	Test	**$1B+**	$100M - $200M
BoviPure LH™	Drug	**$200M+**	$20M - $80M
BoviPure FSH™	Drug	**$25M**	$6.0M - $16M

- All products planned to be sold through a marketing partner
- Initial annual revenue estimates based on 18 - 24months post full approval/launch



AspenBio Key "Take Aways"

- Positioned for growth in high-margin market segments
- Clinical trial >50% enrolled & FDA 510(k) filing for breakthrough *Human Appendicitis Triage Blood Test* expected **early Q1 2008**
- Seeking to license AppyScore/AppyScreen to well-positioned worldwide partner in **$1+ billion potential** global market
- Novel drugs/tests have attractive marketing partnership & licensing potential w/ large animal pharma companies (Novartis)
- Well funded: **~$19 million in cash**



Key Statistics: APPY (NASDAQ CM)

Stock Price *(10/14/08)*	***$4.71***
Avg. Daily Vol. *(200 day)*	*111,000*
52 Week Low	*$3.58*
52 Week High	*$15.16*
Shares Out. *(mrq)*	*31.1M*
Fully-diluted	*34.8M*
Public Float, *est.*	*29.4M*
Market Capitalization	*$146.0M*
Enterprise Value *(mrq basis)*	*$188.1M*
Revenues *(ttm)*	*$828K*
EPS *(ttm)*	*($0.18)*
Monthly Burn-Rate *(avg)*	*$640K*

Cash & Equiv. *(est.10-08)*	*~$19.1M*
Total Assets *(mrq)*	*$29.1M*
Total Liabilities *(mrq)*	*$6.8M*
Institutional Holdings, est.	*40%*
Insider Holdings, est.	*23%*
Founded	*2000*


APPY Daily
10/10/08
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Mrq & ttm as of Q3 2008 ended September, 2008.



Company Contact

Greg Pusey, Chairman, Tel 303.722.4008
1585 South Perry Street
Castle Rock, CO 80104
Phone 303.794.2000, Fax 303.798.8332
eMailinfo@aspenbiopharma.com

Investor Relations

Liolios Group, Inc.
Tel 949.574.3860
Ron Both (ron@liolios.com)
Geoffrey Plank (geoffrey@liolios.com)

Aspen Bio Pharma

NASDAQ CM:**APPY**



Novel Human Diagnostics & Animal Pharma